Exhibit 10.29

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Syndax Pharmaceuticals, Inc.

400 Totten Pond Road, Suite 140

Waltham, Massachusetts 02451

USA

Attention: Arlene M. Morris, Chief Executive Officer

Re:  License, Development and Commercialization Agreement dated as of March 26, 2007, as amended, (the “License Agreement”) between Bayer Pharma AG (formerly known as Bayer Schering Pharma AG), a German corporation (“Bayer”), and Syndax Pharmaceuticals, Inc., a Delaware corporation (“Syndax”)

Dear Ms. Morris:

The purpose of this letter is to memorialize certain understandings between Bayer and Syndax regarding payment of the first milestone listed in Section 6.3.1 of the License Agreement.

Syndax has confirmed that the first milestone listed in Section 6.3.1 of the License Agreement (that is, “Signature of an informed consent form by a patient in a Phase III Clinical Trial”) has been achieved as of 30 June 2014.

Notwithstanding the requirement that the $2,000,000 payment related to the first milestone listed in Section 6.3.1 of the License Agreement (that is, “Signature of an informed consent form by a patient in a Phase III Clinical Trial”) shall be made by Syndax to Bayer within *** following achievement of such milestone, payment shall be made in two (2) installments as follows:

18.09.2014

Bayer Pharma AG

Julio Triana

Postadresse:

13342 Berlin, Deutschland Besucheradresse:

Műllerstraße 178

13353 Berlin. Deutschland

Tel. +49 30 468 193887

Julio.triana@bayer.com

www.bayerpharma.de

Vorstand:

Dieter Weinand

Vorsitzender

Hartmut Klusik

Manfred Vehreschild

Vorsitzender des

Aufsichtsrats:

Michael Kőnig

Installments	Payment	Sitz der Gesellschaft: Berlin Eintragung: Amtsgericht Charlottenburg HRB 283
1. First installment due no later than December 31, 2014	$1,000,000
2. Second installment due upon the earlier of (i) receiving gross proceeds of at least $50,000,000 from an equity financing (public or private) or (ii) July 31, 2015	$1,000,000

The payment shall be subject to late payment interest at 2.231% (the three (3) month LIBOR rate as of 30 June 2014, plus a premium of two percent (2%)). Interest shall be calculated based on the actual number of days in the interest period divided by 360 and shall be calculated from the original due date (inclusive) until the date of payment (exclusive).

Capitalized terms, unless defined herein, have the meaning given to such term in the Agreement. Except as agreed to in this letter, all other provisions of the Agreement shall remain in full force and effect.

If you are in agreement with this summary, please countersign a copy of this letter and return it to Claudia Karnbach by e-mail at ***.

Very truly yours,

BAYER PHARMA AG

By:	/s/ Julio Triana
Name:	Julio Triana
Title:	Senior Vice President

By:	/s/ Sven Hauser
Name:	Sven Hauser
Title:	Vice President

ACKNOWLEDGED AND AGREED:

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Arlene M. Morris
Name:	Arlene M. Morris
Title:	President and CEO

Date:	10/4/2014

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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